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                                     FORM 8K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report April 26, 1996

                         Commission File Number 0-15858


                                   ----------

                                    IMP, INC.

             (Exact name of registrant as specified in its charter)

Delaware                                                      94-2722142
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                             2830 North First Street
                           San Jose, California 95134

                                  (408-432-9100
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

Except for the historical information contained herein, the matters discussed in this document are forward-looking statements that involve certain risks and uncertainties, including the risks and uncertainties set forth below under "Factors Affecting Future Results."

On March 25, 1996, IMP, Inc. (the "Company") announced that it received an order valued at more than $10 million for its IMP62C538 Programmable Read-Channel integrated circuit (IC) from Iomega Corporation ("Iomega"). This read-channel IC is a key component of Iomega's ZIPTM drive, a personal computer storage solution. The Company also announced that it has shipped more than one million read-channel ICs for the Zip drive in a period of less than on year.

Factors Affecting Future Results

The Company's business, financial condition and results of operations have been, and may in the future be, affected by a variety of factors, including markets for its customer's products, foundry capacity, concentration of customers, the availability of raw materials. the development and introduction of new technology and products and the availability of trained engineers, in particular those skilled in analog design. Specifically, any decline in the demand for the Zip drive, or any other decline in the demand by end-users of the products produced by the company's customers could lead to a decline in, or cancellation of, orders for the Company's products by Iomega or other customers, which could adversely affect the Company's business and results of operations.

As is the case generally worldwide, the Company's wafer fabrication foundry is operating at or near fully currently available capacity. Although recent indications are that worldwide wafer capacity for lower-margin semiconductor products is increasing, the Company is seeking to continue its transition towards fabricating a greater percentage of higher-margin products. The ability of the Company to transition from the fabrication of lower-margin products to higher-margin products, including both those developed by the Company and those for which it serves as a third-party foundry, is very important for the Company's future results of operations. There can be no assurance that the Company will be successful in these efforts.

Although the Company believes it currently has adequate access to necessary raw materials, it does not have any long-term commitments for the supply of raw wafers and polysubstrates.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1 - Press release by the company dated March 25, 1996

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         IMP, INC.


                                         ----------------------
                                         Charles S. Isherwood
                                         Senior Vice President
                                         and Chief Financial Officer

                                         Date:  April 26, 1996